UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2013 (September 25, 2013)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 25, 2013, NV Energy, Inc. ("NV Energy") announced that its stockholders had approved the agreement and plan of merger with MidAmerican Energy Holdings Company ("MidAmerican"), dated as of May 29, 2013, with respect to MidAmerican's proposed acquisition of NV Energy (the "NV Energy Acquisition").

The closing of the NV Energy Acquisition remains subject to the satisfaction or waiver of certain closing conditions, including receipt of approvals from state and federal regulatory authorities. The principal required approvals yet to be received are from the Public Utilities Commission of Nevada and the Federal Energy Regulatory Commission. Both approvals are expected to be received by early 2014. MidAmerican expects the NV Energy Acquisition to close shortly after receiving these approvals.

MidAmerican expects to fund the NV Energy Acquisition by issuing $1.0 billion of common equity to its existing shareholders, issuing $2.6 billion of junior subordinated debentures to Berkshire Hathaway Inc. and its subsidiaries, and incurring up to $2.0 billion of senior debt. The issuance of such additional common equity and junior subordinated debentures will be conditioned upon the completion of the NV Energy Acquisition and execution of definitive documents relating to those financings. The junior subordinated debentures to be sold to Berkshire Hathaway Inc. and its subsidiaries would be unsecured and junior in right of payment to MidAmerican's senior debt. The junior subordinated debentures are expected to (i) have a 30 year maturity; (ii) bear interest at a floating rate equal to the London Interbank Offered Rate ("LIBOR") plus 200 basis points for the first three years; LIBOR plus 300 basis points for years four through seven, but if at least 50% of principal is repaid before the end of year three, the interest rate will remain at LIBOR plus 200 basis points for years four through seven; and LIBOR plus 375 basis points for years eight through 30; and (iii) be redeemable at MidAmerican's option from time to time at par plus accrued interest. Berkshire Hathaway Inc. and its subsidiaries will be restricted from transferring the debentures to third parties.

The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon MidAmerican's and its subsidiaries' current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of MidAmerican and its subsidiaries and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into with NV Energy or the failure to consummate the transaction, including due to the failure to receive the required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction or the failure to satisfy other closing conditions;

•	actions taken or conditions imposed by governmental or other regulatory authorities in connection with the transaction with NV Energy;

•
general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including reliability and safety standards, affecting MidAmerican's subsidiaries' operations or related industries;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition;

•
the outcome of rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and MidAmerican's subsidiaries' ability to recover costs in rates in a timely manner;

•
changes in economic, industry, competition or weather conditions, as well as demographic trends and new technologies, that could affect customer growth and usage, electricity and natural gas supply or MidAmerican's subsidiaries' ability to obtain long-term contracts with customers and suppliers;

•
a high degree of variance between actual and forecasted load or generation that could impact MidAmerican's subsidiaries' hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•
performance and availability of MidAmerican's subsidiaries' facilities, including the impacts of outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions;

•
changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition and creditworthiness of MidAmerican's subsidiaries' significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in LIBOR, the base interest rate for MidAmerican's and its subsidiaries' credit facilities;

•	changes in MidAmerican's and its subsidiaries' credit ratings;

•	risks relating to nuclear generation;

•
the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and MidAmerican's subsidiaries' ability to recover such costs in regulated rates;

•	increases in employee healthcare costs, including the implementation of the Affordable Care Act;

•
the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•	changes in the residential real estate brokerage and mortgage industries and regulations that could affect brokerage and mortgage transaction levels;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on MidAmerican's consolidated financial results;

•	MidAmerican's ability to successfully integrate future acquired operations into its business;

•
other risks or unforeseen events, including the effects of storms, floods, fires, earthquakes, explosions, landslides, litigation, wars, terrorism, embargoes and other catastrophic events, including catastrophic events triggered by a breakdown or failure of MidAmerican's subsidiaries' operating assets; and

•
other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the United States Securities and Exchange Commission ("SEC") or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting MidAmerican and its subsidiaries are described in MidAmerican's filings with the SEC. MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: September 25, 2013
/s/ Douglas L. Anderson
Douglas L. Anderson
Executive Vice President
and General Counsel

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